UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2019

Carrizo Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRZO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 20, 2019, Carrizo Oil & Gas, Inc. (“Carrizo”) convened its special meeting of shareholders (the “Carrizo Special Meeting”), which was called to consider Carrizo’s proposals set forth in Carrizo’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on October 9, 2019, and Carrizo’s definitive additional materials filed with the SEC on November 18, 2019 (together, the “proxy materials”). The results of the matters voted upon at the Carrizo Special Meeting, as more fully described in the proxy materials, are set forth below.

The holders of shares of common stock, par value $0.01 per share, of Carrizo (“Carrizo Common Stock”) approved the Agreement and Plan of Merger, dated as of July 14, 2019 (as amended, the “Merger Agreement”), by and between Callon Petroleum Company, a Delaware corporation (“Callon”), and Carrizo, pursuant to which Carrizo merged with and into Callon (the “Merger”), with Callon as the surviving corporation (the “Carrizo Merger Proposal”):

For	Against	Abstain	Broker Non-Votes
70,826,843	1,716,071	698,651	0

The holders of Carrizo Common Stock approved, on a non-binding advisory basis, the compensation that may be paid or become payable to Carrizo’s named executive officers that is based on or otherwise relates to the Merger:

For	Against	Abstain	Broker Non-Votes
37,285,908	34,925,243	1,030,414	0

The holders of Carrizo Common Stock approved any motion to adjourn the Carrizo Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes of holders of Carrizo Common Stock to approve the Carrizo Merger Proposal at the time of the Carrizo Special Meeting:

For	Against	Abstain	Broker Non-Votes
66,668,307	5,835,421	737,837	0

Item 7.01.	Regulation FD Disclosure.

On December 20, 2019, Carrizo and Callon issued a joint press release announcing the results of the Carrizo Special Meeting and Callon’s special meeting of shareholders, which was also convened on December 20, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

None of the information furnished in this Item 7.01 and the accompanying Exhibit 99.1 will be deemed “filed” for purposes of Section 18 of the Exchange Act, nor will it be incorporated by reference into any filing by Carrizo under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Item 7.01 and the accompanying Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by Carrizo that the information in this Item 7.01 and the accompanying Exhibit 99.1 is material or complete or that investors should consider this information before making an investment decision with respect to any security of Carrizo.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated December 20, 2019.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

Date: December 20, 2019	By:	/s/ Gregory F. Conaway
	Name:	Gregory F. Conaway
	Title:	Vice President and Chief Accounting Officer